(ICON)

Prudential
Structured
Maturity
Fund, Inc.
------------------
Income Portfolio

ANNUAL
REPORT
Dec. 31, 1995
(LOGO)

Prudential Structured Maturity Fund, Inc.
Income Portfolio

Performance At A Glance.

Bond investors had a lot to cheer about in 1995. Slower economic growth prompted interest rates to fall and bond prices to rise. We're pleased to report that the Prudential Structured Maturity Fund -- Income Portfolio finished 1995 solidly ahead of other short-term investment grade debt funds, according to Lipper Analytical Services.

Cumulative Total Returns1                             As of 12/31/95
                                        One      Five        Since
                                        Year     Years     Inception2
Class A                                 13.1%    44.8%        63.8%
Class B                                 12.4      N/A         17.8
Class C                                 12.4      N/A         11.6
Lipper S-T Inv. Grade Debt Fds Avg3     10.8     41.3         56.3

Average Annual Total Returns1                         As of 12/31/95
                                        One      Five        Since
                                        Year     Years     Inception2
Class A                                  9.5%     7.0%         7.6%
Class B                                  9.4      N/A          5.2
Class C                                 11.4      N/A          8.1

                                        Total Dividends        30-Day
                                        Paid for 12 Mos.      SEC Yield
Dividends
& Yields                   Class A          $0.73                5.41%
As of                      Class B          $0.66                4.94
12/31/95                   Class C          $0.66                4.94

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3.25% for Class A shares and a four-year contingent deferred sales charge
(CDSC) of 3%, 2% 1% and 1% for Class B shares. Class C shares have a
1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase.

2Inception dates: 9/1/89 Class A shares; 12/9/92 Class B shares; 8/1/94 Class C shares.

3Lipper average returns are for the 147 funds in the Short-Term Investment Grade Debt category for one year, 34 for five years and 27 since inception of Class A shares on 9/1/89, according to Lipper Analytical Services.

How Investments Compared.
(As of 12/31/95)
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

Stock Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and a fixed principal value.

High Yield Bond Funds generally have provided more income than general bond funds, but have also been subject to greater credit risk.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically their returns have been generally among the lowest of the major investment categories.

Tony Rodriguez, Fund Manager                               (PICTURE)

Portfolio
Manager's Report

The Prudential Structured Maturity Fund -- Income Portfolio has a unique "laddered" maturity format -- assets are allocated approximately evenly among six "rungs," or maturities, running from one to six years. Within this structure, we buy mostly corporate bonds, but also government bonds and U.S. dollar-denominated bonds of foreign corporations and governments. When new money comes into the portfolio or as securities mature, we purchase enough new bonds to keep the six weightings roughly in balance.

Strategy Session.
In 1995 interest rates fell steadily causing bond prices to rise and the value of most bond funds to climb. Because the Portfolio's laddered maturity format keeps its effective maturity longer than that of most other short-term corporate bond funds (ours was approximately 3.0 years during the year) we produced greater price gains -- and greater total return -- than similar short-term investment grade debt funds. Generally, funds with longer maturities perform better than those with shorter maturities when interest rates fall. Of course, our longer maturity means that we also tend to suffer bigger price decreases when rates rise. Our strategy changed little in 1995:

In the shorter "rungs" of our ladder (zero- to four-year maturities), we bought short-term, investment grade corporate bonds. These provided competitive yield and were good values in a moderate growth and low inflation economy. Corporate bonds, including U.S. dollar-denominated foreign bonds, were a majority (76%) of the Portfolio's total net assets on December 31, 1995, up from 63% on June 30, 1995 and 54% a year ago. Treasury securities represented only 17% of assets on December 31, 1995, down from 29% on June 30, 1995 and 25% on December 31, 1994.

In the intermediate-term "rungs" (five- to six-year maturities) we split investments roughly equally between corporate bonds and U.S. government bonds. Government bonds in this maturity range tend to respond quickly to falling interest rates, helping the Portfolio's total return. Our higher-yielding intermediate-term corporate bonds, chiefly bonds of cable television and media companies, helped improve the Portfolio's income.

Sector Breakdown.
Prudential Structured Maturity Fund, Inc.
as of 12/31/95.
(PIE CHART)

Putting 1995
In Perspective.

The financial markets posted extraordinary returns in 1995. While investors celebrated this performance, few expect last year's returns to repeat in 1996.

It is important to maintain realistic expectations about the future -- differences in yearly returns highlight the importance of diversification and professional management. Please see page 2 for more information.

What Went Well.

Media Holdings
Were Winners.
Our media bonds (17% of assets on 12/31/95) helped performance all year long. We bought them at low prices near the beginning of the year after the market shunned them along with other consumer companies. Our largest media holdings at year end were Paramount Communications and Time Warner. Once relatively weak across the board, many media companies have restructured and strengthened their balance sheets. Additionally, business opportunities for media and cable companies may continue to improve in the wake of expected telephone industry deregulation.

Emphasis On Short-Term
Corporate Bonds.
Our strategy to focus on corporate bonds in the shorter term portion of the Portfolio paid off. Corporate bonds were the best performing bond market sector this year, benefitting from economic growth and low inflation, as well as positive corporate earnings. Not only did corporate bonds generally yield more than Treasurys of comparable maturity, they also performed better.

And Not So Well.
Although our strategy worked well this year, we weren't perfect.

Fleming Bonds
Were Stale.
We were disappointed by Fleming Companies, the nation's largest wholesale grocery distributor that serves small chains and independent stores and also operates its own grocery stores. We bought Fleming bonds a year ago because we thought they were cheap considering the company's potential strength. Instead of strong performance, however, Fleming bonds faltered as smaller retail grocery stores suffered from supercenter and other grocery store competition. Fleming is now consolidating its operations to maximize productivity and potentially improve earnings. We are watching Fleming's performance closely. At year end, our total holdings of Fleming bonds was 5% of total net assets.

Looking Ahead.
Our outlook for bonds is positive. In the new year, we think interest rates will continue to fall, inflation will stay at low levels and economic growth, while slow, will remain positive. Interest rates could drop a little further and long-term bond yields may hover around 5.5% to 5.8% (plus or minus 0.25%). We expect investment grade corporate bonds and U.S. Treasury securities to perform well again next year.

Then what? Our strategy seems to be working, and we do not anticipate a major change. Probably the greatest risk to corporate bonds, our primary holdings, is recession -- something that we think is unlikely in the near future. However, if economic growth is slower than we expect, we may respond by raising the Portfolio's credit quality or reducing our exposure to corporate bonds.

Five Largest Holdings.
9.5%   5 Year U.S. Treasury Note
5.3%   Kansallis-Osake-Pankki Bk
       Banking
5.0%  Time Warner, Inc.
      Media
4.8%  Advanta Corp.
      Consumer Finance
4.7%  Paramount Comm. Inc.
      Media

Expressed as a percentage of total net assets as of 12/31/95.

President's Letter                                        February 5, 1996
(PICTURE)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.
From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Commentary on Presentation of Portfolio of Investments:
The Portfolio of Investments, following hereto, is presented in a ``laddered'' maturity structure. The Income Portfolio invests in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are categorized within six annual maturity categories.
--------------------------------------------------------------------------------
Portfolio of Investments as of               PRUDENTIAL STRUCTURED MATURITY FUND
December 31, 1995                            INCOME PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description          Value (Note 1)
------------------------------------------------------------
5-6 YEARS--16.2%
Baa3          $   7,250    Tele Communications, Inc.,
                           (Media)
                           7.35%, 8/27/01               $   7,492,005
                           United States Treasury
                           Notes,
                 18,000    7.75%, 2/15/01                  19,875,960
                  6,000    7.875%, 8/15/01                  6,701,220
                                                        -------------
                                                           34,069,185
------------------------------------------------------------
4-5 YEARS--17.3%
Ba1               2,000    Banco de Commercio,
                           (Banking)
                           8.625%, 6/2/00                   2,056,000
A1                2,000    Ford Motor Credit Co.,
                           (Financial Services)
                           6.85%, 8/15/00                   2,076,060
Baa3              7,500    News America Holdings,
                           Inc.,
                           (Media)
                           7.45%, 6/1/00                    7,814,850
Ba2              10,000    Paramount Communications,
                           Inc.,
                           (Media)
                           5.875%, 7/15/00                  9,866,800
Ba1              10,000    Time Warner, Inc.,
                           (Media)
                           7.95%, 2/1/00                   10,541,800
                  2,500    United States Treasury
                           Note,
                           5.75%, 10/31/00                  2,535,925
Baa2              1,500    Woolworth Corp.,
                           (Retail)
                           7.00%, 6/1/00                    1,526,370
                                                        -------------
                                                           36,417,805
3-4 YEARS--15.1%
Baa3          $   5,500    Capital One Bank,
                           (Banking)
                           6.74%, 5/31/99               $   5,625,180
Baa2              3,000    Crane Co.,
                           (Industrial Services)
                           7.25%, 6/15/99                   3,100,680
Baa3              1,000    Federal Express Corp.,
                           (Consumer Services)
                           10.05%, 6/15/99                  1,115,300
Ba1               6,000    Fleming Companies, Inc.,
                           (Food & Beverage)
                           9.17%, 3/1/99                    6,356,940
Baa3              3,000    Republic of Columbia,
                           (Foreign Government)
                           8.75%, 10/6/99                   3,171,360
Baa3              5,000    Republic of South Africa,
                           (Foreign Government)
                           9.625%, 12/15/99                 5,392,850
                  6,300    United States Treasury
                           Note,
                           7.75%, 12/31/99                  6,836,508
                                                        -------------
                                                           31,598,818
------------------------------------------------------------
2-3 YEARS--16.3%
Baa2              5,000    Comdisco, Inc.,
                           (Leasing)
                           7.25%, 4/15/98                   5,148,400
Baa3              9,000    Enterprise Rent A Car
                           Finance Co.,
                           (Financial Services)
                           7.875%, 3/15/98                  9,411,030
Ba1               4,000    Fleming Companies, Inc.,
                           (Food & Beverage)
                           9.125%, 2/27/98                  4,173,200

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

Portfolio of Investments as of               PRUDENTIAL STRUCTURED MATURITY FUND
December 31, 1995                            INCOME PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description          Value (Note 1)
------------------------------------------------------------
2-3 YEARS (cont'd)
A3            $  10,000    Kansallis-Osake-Pankki
                           Bank,
                           (Banking)
                           9.75%, 12/15/98              $  11,053,700
Baa2              4,200    Transco Energy Co.,
                           (Utilities)
                           9.125%, 5/1/98                   4,487,532
                                                        -------------
                                                           34,273,862
------------------------------------------------------------
1-2 YEARS--16.9%
Baa2             10,000    Advanta Corp.,
                           (Consumer Finance)
                           6.24%, 2/7/97                   10,067,600
NR                3,000    Banco Ganadero S.A.,
                           (Banking)
                           9.75%, 8/26/97                   3,075,000
A2                2,000    Bank One Credit Card
                           Trust,
                           (Asset Backed)
                           (Average Life 1.9 Years)
                           7.75%, 12/15/99                  2,075,620
Baa3              2,500    Capital One Bank,
                           (Banking)
                           8.625%, 1/15/97                  2,569,750
Baa2              1,500    Comdisco, Inc.,
                           (Leasing)
                           9.75%, 1/15/97                   1,559,175
Baa2              2,100    Finova Financial Corp.,
                           (Industrial Finance)
                           9.67%, 7/1/97                    2,214,555
                           General Motors Acceptance
                           Corp.,
                           (Financial Services)
A3                7,000    6.70%, 4/30/97                   7,101,080
A3                2,000    7.50%, 11/4/97                   2,066,320
Baa3              1,300    Mitchell Energy &
                           Development Corp.,
                           (Industrial Services)
                           5.10%, 2/15/97                   1,288,053
A3            $   3,500    Potomac Capital Investment
                           Corp.,
                           (Financial Services)
                           6.19%, 4/28/97               $   3,509,100
                                                        -------------
                                                           35,526,253
------------------------------------------------------------
WITHIN 1 YEAR--16.4%
Baa1              1,000    Ashland Oil, Inc.,
                           (Oil)
                           8.95%, 1/17/96                   1,001,900
Baa2              4,000    Centex Corp.,
                           (Industrial Finance)
                           9.05%, 5/1/96                    4,034,440
A3                1,600    Chrysler Financial Corp.,
                           (Financial Services)
                           5.39%, 8/27/96                   1,597,168
Aa3               1,000    CIT Group Holdings, Inc.,
                           (Financial Services)
                           8.75%, 2/15/96                   1,003,270
A2                2,195    Grand Metropolitan
                           Investment Corp.,
                           (Industrial Finance)
                           8.125%, 8/15/96                  2,226,081
Ba3               2,500    Oryx Energy Co.,
                           (Oil)
                           6.05%, 2/1/96                    2,499,850
NR                2,500    Petroleos Mexicanos,
                           (Oil)
                           (Average Life 0.3 years)
                           6.8125%, 3/8/99, F.R.N.          2,225,000
Baa1              8,500    Salomon, Inc.,
                           (Financial Services)
                           6.6172%, 2/28/96                 8,504,250
A2                2,000    TransAmerica Finance
                           Corp.,
                           (Financial Services)
                           5.85%, 7/15/96                   2,001,240
A2                1,500    Union Bank Finland, Ltd.,
                           (Banking)
                           5.25%, 6/15/96                   1,493,670

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.
Portfolio of Investments as of               PRUDENTIAL STRUCTURED MATURITY FUND
December 31, 1995                            INCOME PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description          Value (Note 1)
------------------------------------------------------------
WITHIN 1 YEAR (cont'd)
A2            $  1,350    Virginia Electric &
                           Power Co.,
                           (Utilities)
                           9.70%, 5/6/96             $     1,367,037
Ba1              4,000    Westinghouse Credit
                           Corp.,
                           (Financial Services)
                           8.75%, 6/3/96                   4,025,040
                          Westinghouse Electric
                           Corp.,
                           (Consumer Finance)
Ba1              1,530    7.75%, 4/15/96                   1,536,442
Ba1                600    8.70%, 6/20/96                     604,206
                   394    Joint Repurchase
                           Agreement Account,
                           5.85%, 1/02/96, (Note
                           5)                                394,000
                                                     ---------------
                                                          34,513,594
------------------------------------------------------------
Total Investments--98.2%
                          (cost $203,784,290; Note
                           4)                            206,399,517
                          Other assets in excess
                           of liabilities--1.8%            3,821,035
                                                     ---------------
                          Net Assets--100%           $   210,220,552
                                                     ---------------
                                                             ---------------
------------------
F.R.N.-Floating Rate Note. The maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
NR-Not Rated.
The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1995 were as follows:

Financial Services....................................   19.6%
U.S. Treasury Notes...................................   17.1
Media.................................................   17.0
Banking...............................................   12.3
Consumer Finance......................................    5.8
Food & Beverage.......................................    5.0
Foreign Government....................................    4.1
Industrial Finance....................................    4.1
Leasing...............................................    3.2
Utilities.............................................    2.8
Oil...................................................    2.7
Industrial Services...................................    2.1
Asset Backed..........................................    1.0
Retail................................................     .7
Consumer Services.....................................     .5
Repurchase Agreement..................................     .2
Other assets in excess of liabilities.................    1.8
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Statement of Assets and Liabilities          INCOME PORTFOLIO
--------------------------------------------------------------------------------

Assets
                             December 31, 1995
Investments, at value (cost
$203,784,290)...............................................................
     $ 206,399,517
Interest
receivable...................................................................
 ..................            4,010,185
Receivable for Fund shares
sold.........................................................................
            675,792
Deferred expenses and other
assets......................................................................
             2,949

                               -----------------
   Total
assets.......................................................................
 ..................          211,088,443

                               -----------------
Liabilities
Payable for Fund shares
reacquired......................................................................
            492,436
Accrued
expenses.....................................................................
 ...................              114,927
Dividends
payable......................................................................
 .................              104,106
Distribution fee
payable......................................................................
 ..........               85,015
Management fee
payable......................................................................
 ............               71,407

                               -----------------
   Total
liabilities..................................................................
 ..................              867,891

                               -----------------
Net
Assets.......................................................................
 .......................        $ 210,220,552

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .......        $     180,731
   Paid-in capital in excess of
par.....................................................................
   214,392,685

                               -----------------

                                   214,573,416
   Accumulated net realized loss on
investments.........................................................
(6,968,091)
   Net unrealized appreciation on
investments...........................................................
   2,615,227

                               -----------------
Net assets at December 31,
1995.........................................................................
      $ 210,220,552

                               -----------------

                               -----------------
Class A:
   Net asset value and redemption price per share
      ($88,981,974 / 7,648,329 shares of common stock issued and
outstanding)...........................               $11.63
   Maximum sales charge (3.25% of offering
price).......................................................
 .39
   Maximum offering price to
public.....................................................................
           $12.02
Class B:
   Net asset value, offering price and redemption price per share
      ($120,188,170 / 10,334,426 shares of common stock issued and
outstanding).........................               $11.63
Class C:
   Net asset value, offering price and redemption price per share
      ($1,050,408 / 90,321 shares of common stock issued and
outstanding)...............................               $11.63

--------------------------------------------------------------------------------
-----                                  6      See Notes to Financial Statements.

PRUDENTIAL STRUCTURED MATURITY FUND
INCOME PORTFOLIO
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                         December 31, 1995
                                              ------------------
Income
   Interest................................      $ 15,919,734
                                              ------------------
Expenses
   Distribution fee--Class A...............            89,500
   Distribution fee--Class B...............           939,223
   Distribution fee--Class C...............             5,006
   Management fee..........................           861,589
   Transfer agent's fees and expenses......           295,000
   Reports to shareholders.................           115,000
   Custodian's fees and expenses...........            95,000
   Registration fees.......................            85,000
   Audit fee...............................            37,000
   Legal fees..............................            30,000
   Directors' fees.........................            30,000
   Miscellaneous...........................            12,766
                                              ------------------
      Total expenses.......................         2,595,084
                                              ------------------
Net investment income......................        13,324,650
                                              ------------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions............................         1,914,240
Net change in unrealized appreciation of
   investments.............................        10,735,269
                                              ------------------
Net gain on investments....................        12,649,509
                                              ------------------
Net Increase in Net Assets
Resulting from Operations..................      $ 25,974,159
                                              ------------------
                                              ------------------

PRUDENTIAL STRUCTURED MATURITY FUND
INCOME PORTFOLIO
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                        1995                 1994
Operations
   Net investment income.....    $  13,324,650        $  13,261,561
   Net realized gain (loss)
      on investment
      transactions...........        1,914,240           (8,461,299)
   Net change in unrealized
      appreciation
      (depreciation) on
      investments............       10,735,269           (8,556,463)
                               -----------------    -----------------
   Net increase (decrease) in
      net assets resulting
      from operations........       25,974,159           (3,756,201)
                               -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends to shareholders
      from net investment
      income
      Class A................       (5,877,430)          (6,272,073)
      Class B................       (7,407,642)          (6,985,271)
      Class C................          (39,578)              (4,217)
                               -----------------    -----------------
                                   (13,324,650)         (13,261,561)
                               -----------------    -----------------
   Distributions to
      shareholders in excess
      of net investment
      income
      Class A................               --              (83,531)
      Class B................               --             (118,895)
      Class C................               --                 (331)
                               -----------------    -----------------
                                            --             (202,757)
                               -----------------    -----------------
Fund share transactions
   (Net of share conversions) (Note 6)
   Net proceeds from shares
      subscribed.............       30,676,035           71,130,664
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions .........        8,591,299            8,878,646
   Cost of shares
      reacquired.............      (64,005,192)         (83,235,470)
                               -----------------    -----------------
   Net decrease in net assets
      from
      Fund share
      transactions...........      (24,737,858)          (3,226,160)
                               -----------------    -----------------
Total decrease...............      (12,088,349)         (20,446,679)
Net Assets
Beginning of year............      222,308,901          242,755,580
                               -----------------    -----------------
End of year..................    $ 210,220,552        $ 222,308,901
                               -----------------    -----------------
                               -----------------    -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements                INCOME PORTFOLIO
--------------------------------------------------------------------------------
Prudential Structured Maturity Fund (the ``Fund''), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the ``Portfolio'') and the Municipal Income Portfolio. The Municipal Income Portfolio has not yet begun operations. The Fund was incorporated in Maryland on
June 8, 1988 and had no operations until July 1989 when 8,613 shares of the Portfolio's common stock were sold for $100,000 to Prudential Mutual Fund Management, Inc. (``PMF''). Investment operations commenced on September 1, 1989. The Portfolio's investment objective is high current income consistent with the preservation of principal. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.
Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, the Portfolio's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: It is the Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Portfolio declares daily and pays monthly dividends from net investment income. Distributions from net capital gains, if any, are made at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PMF. Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is the distributor of the Class B and Class C shares of the
--------------------------------------------------------------------------------
-----                                  8

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements                INCOME PORTFOLIO
--------------------------------------------------------------------------------
Fund (collectively the ``Distributors''). The Fund compensates PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively for the year ended December 31, 1995.
PMFD has advised the Portfolio that it has received approximately $71,100 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
PSI advised the Portfolio that for the year ended December 31, 1995, it received approximately $335,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Portfolio's transfer agent. During the year ended December 31, 1995, the Portfolio incurred fees of approximately $251,000 for the services of PMFS. As of December 31, 1995, approximately $20,000 of such fees were due to
PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1995 were $341,030,755 and $364,720,336, respectively.
The federal income tax basis of the Portfolio's investments at December 31, 1995 was substantially the same as for financial reporting purposes, and accordingly, net unrealized appreciation for federal income tax purposes was $2,615,227 (gross unrealized appreciation--$4,122,203; gross unrealized depreciation--$1,506,976).
The Portfolio elected to treat approximately $758,200 of net capital losses incurred during the two month period ended December 31, 1994 as having occurred in the current fiscal year.
For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1995 of approximately $7,180,600 which expires in 2002. Such carryforward is after utilization of approximately $968,300 to offset the Portfolio's net taxable gains recognized in the year ended December 31, 1995. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1995, the Portfolio had a 0.03% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represented $394,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:
Bear, Stearns & Co., Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,844, due 1/2/96. The value of the collateral including accrued interest was $267,947,172.
--------------------------------------------------------------------------------
                                                                         9 -----

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements                INCOME PORTFOLIO
--------------------------------------------------------------------------------
BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,461, due 1/2/96. The value of the collateral including accrued interest was $63,059,883.

Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,278, due 1/2/96. The value of the collateral including accrued interest was $372,300,053.

Morgan Stanley & Co., Inc., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,408, due 1/2/96. The value of the collateral including accrued interest was $105,192,608.
Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,439, due 1/2/96. The value of the collateral including accrued interest was $372,300,416.
------------------------------------------------------------
Note 6. Capital
The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sale charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
There are 250 million authorized shares of $.01 par value common stock, divided into three classes, designated Class A, Class B and Class C common stock, each of which consists of 83,333,333 1/3 authorized shares. Transactions in shares of common stock for the years ended December 31, 1995 and 1994 were as follows:

Class A                                   Shares        Amount
--------------------------------------  ----------   ------------
Year ended December 31, 1995:
Shares sold...........................     812,745   $  9,281,283
Shares issued in reinvestment of
  dividends...........................     325,730      3,698,766
Shares reacquired.....................  (2,387,143)   (26,982,383)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,248,668)   (14,002,334)
Shares issued upon conversion from
  Class B.............................     540,088      6,039,105
                                        ----------   ------------
Net decrease in shares outstanding....    (708,580)  $ (7,963,229)
                                        ----------   ------------
                                        ----------   ------------
Year ended December 31, 1994:
Shares sold...........................   1,327,030   $ 15,172,253
Shares issued in reinvestment of
  dividends and distributions.........     352,857      3,992,113
Shares reacquired.....................  (3,461,380)   (39,309,298)
                                        ----------   ------------
Net decrease in shares outstanding....  (1,781,493)  $(20,144,932)
                                        ----------   ------------
                                        ----------   ------------
Class B                                   Shares        Amount
--------------------------------------  ----------   ------------
Year ended December 31, 1995:
Shares sold...........................   1,817,442   $ 20,499,580
Shares issued in reinvestment of
  dividends...........................     428,576      4,863,912
Shares reacquired.....................  (3,249,167)   (36,739,116)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,003,149)   (11,375,624)
Shares reacquired upon conversion into
  Class A.............................    (540,088)    (6,039,105)
                                        ----------   ------------
Net decrease in shares outstanding....  (1,543,237)  $(17,414,729)
                                        ----------   ------------
                                        ----------   ------------
Year ended December 31, 1994:
Shares sold...........................   4,868,067   $ 55,579,090
Shares issued in reinvestment of
  dividends and distributions.........     432,507      4,882,473
Shares reacquired.....................  (3,888,211)   (43,919,636)
                                        ----------   ------------
Net increase in shares outstanding....   1,412,363   $ 16,541,927
                                        ----------   ------------
                                        ----------   ------------
Class C
--------------------------------------
Year ended December 31, 1995:
Shares sold...........................      78,793   $    895,172
Shares issued in reinvestment of
  dividends...........................       2,515         28,621
Shares reacquired.....................     (24,796)      (283,693)
                                        ----------   ------------
Net increase in shares outstanding....      56,512   $    640,100
                                        ----------   ------------
                                        ----------   ------------
August 1, 1994* through
  December 31, 1994:
Shares sold...........................      34,035   $    379,321
Shares issued in reinvestment of
  dividends and distributions.........         368          4,060
Shares reacquired.....................        (594)        (6,536)
                                        ----------   ------------
Net increase in shares outstanding....      33,809   $    376,845
                                        ----------   ------------
                                        ----------   ------------
---------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
-----                                  10

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Financial Highlights                         INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                       Class A

-----------------------------------------------------------
                                                               Year ended
December 31,

-----------------------------------------------------------
                                              1995         1994         1993
      1992         1991
                                             -------     --------     --------
   --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......    $ 10.97     $  11.78     $  11.79
   $  12.13     $  11.67
                                             -------     --------     --------
   --------     --------
Income from investment operations:
Net investment income....................        .73          .65          .71
        .86(b)       .93(b)
Net realized and unrealized gain (loss)
   on investment transactions............        .66         (.80)         .12
       (.08)         .56
                                             -------     --------     --------
   --------     --------
   Total from investment operations......       1.39         (.15)         .83
        .78         1.49
                                             -------     --------     --------
   --------     --------
Less distributions:
Dividends from net investment income.....       (.73)        (.65)        (.71)
      (.86)        (.93)
Distributions in excess of net investment
   income................................      --            (.01)       --
       --           --
Distributions from net realized gains....      --           --            (.13)
      (.26)        (.10)
                                             -------     --------     --------
   --------     --------
   Total distributions...................       (.73)        (.66)        (.84)
     (1.12)       (1.03)
                                             -------     --------     --------
   --------     --------
Net asset value, end of year.............    $ 11.63     $  10.97     $  11.78
   $  11.79     $  12.13
                                             -------     --------     --------
   --------     --------
                                             -------     --------     --------
   --------     --------
TOTAL RETURN(a):.........................      13.12%       (1.16)%       7.19%
      6.67%       13.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............    $88,982     $ 91,680     $119,449
   $109,828     $109,997
Average net assets (000).................    $89,500     $106,737     $114,728
   $107,937     $113,010
Ratios to average net assets:
   Expenses, including distribution
      fees...............................        .82%         .94%         .80%
       .70%(b)      .37%(b)
   Expenses, excluding distribution
      fees...............................        .72%         .84%         .70%
       .60%(b)      .27%(b)
   Net investment income.................       6.57%        5.88%        5.92%
      7.15%(b)     7.89%(b)
For Class A, B and C shares:
   Portfolio turnover....................        160%         123%         137%
        91%         117%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
 (b) Net of expense subsidy and/or fee waiver.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      11 -----

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Financial Highlights                         INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                        Class
B                             Class C

---------------------------------------------------     ------------

          December 9,

            1992(c)            Year
                                                       Year ended December 31,
           through           Ended

----------------------------------     December 31,     December 31,
                                                    1995         1994
1993           1992             1995
                                                  --------     --------
--------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  10.97     $  11.78     $
11.79       $  11.79         $  10.97
                                                  --------     --------
--------       --------       ------------
Income from investment operations:
Net investment income.........................         .66          .58
  .62            .04              .66
Net realized and unrealized gain (loss) on
   investment transactions....................         .66         (.80)
  .12         --                  .66
                                                  --------     --------
--------       --------       ------------
   Total from investment operations...........        1.32         (.22)
  .74            .04             1.32
                                                  --------     --------
--------       --------       ------------
Less distributions:
Dividends from net investment income..........        (.66)        (.58)
 (.62)          (.04)            (.66)
Distributions in excess of net investment
   income.....................................       --            (.01)
--            --               --
Distributions from net realized gains.........       --           --
 (.13)        --               --
                                                  --------     --------
--------       --------       ------------
   Total distributions........................        (.66)        (.59)
 (.75)          (.04)            (.66)
                                                  --------     --------
--------       --------       ------------
Net asset value, end of period................    $  11.63     $  10.97     $
11.78       $  11.79         $  11.63
                                                  --------     --------
--------       --------       ------------
                                                  --------     --------
--------       --------       ------------
TOTAL RETURN(a):..............................       12.40%       (1.83)%
 6.38%           .32%           12.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $120,188     $130,258
$123,306        $11,981           $1,050
Average net assets (000)......................    $125,230     $134,985
$69,314         $5,474             $667
Ratios to average net assets:
   Expenses, including distribution fees......        1.47%        1.66%
 1.55%          1.67%(b)         1.47%
   Expenses, excluding distribution fees......         .72%         .84%
  .70%           .82%(b)          .72%
   Net investment income......................        5.92%        5.17%
 5.08%          6.31%(b)         5.92%

                                                 Class C
                                                ----------
                                                 August 1,
                                                  1994(d)
                                                  through
                                                December 31,
                                                    1994
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  11.30
                                                    ------
Income from investment operations:
Net investment income.........................         .23
Net realized and unrealized gain (loss) on
   investment transactions....................        (.32)
                                                    ------
   Total from investment operations...........        (.09)
                                                    ------
Less distributions:
Dividends from net investment income..........        (.23)
Distributions in excess of net investment
   income.....................................        (.01)
Distributions from net realized gains.........      --
                                                    ------
   Total distributions........................        (.24)
                                                    ------
Net asset value, end of period................    $  10.97
                                                    ------
                                                    ------
TOTAL RETURN(a):..............................      (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............        $371
Average net assets (000)......................        $192
Ratios to average net assets:
   Expenses, including distribution fees......        1.90%(b)
   Expenses, excluding distribution fees......        1.15%(b)
   Net investment income......................        5.30%(b)

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
 (b) Annualized.
 (c) Commencement of offering of Class B shares.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
-----                                  12     See Notes to Financial Statements.

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Independent Auditors' Report                 INCOME PORTFOLIO
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Structured Maturity Fund, Income Portfolio:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Structured Maturity Fund, Income Portfolio, as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Structured Maturity Fund, Income Portfolio, as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 9, 1996

                                             PRUDENTIAL STRUCTURED MATURITY FUND
Tax Information                              INCOME PORTFOLIO
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Portfolio's fiscal year end (December 31, 1995) as to the federal tax status of dividends paid by the Portfolio during such fiscal year.
During 1995, dividends paid from net investment income of $.73 per share for Class A shares, $.66 per share for Class B and C shares are taxable as ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is Zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV.
--------------------------------------------------------------------------------
                                                                        13 -----

Getting
The Most
From Your
Prudential
Mutual
Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio
Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of
Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets
And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of
Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes
In Net Assets

This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial
Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent
Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance
Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting
The Most
From Your
Prudential
Mutual
Fund

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term gain is 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rise and fall -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instruments at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity.
The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Option: An agreement to buy something, such as shares of stock, by a certain time for a specified price. An option need not be exercised. In fact, most expire unexercised.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

-- Prudential Structured Maturity Fund, Inc. - Income Port.
                       == Lehman Bros. Inter. Gov't/Corp. Bond Index

The Prudential Structured Maturity Fund and the Lehman
Bros. Intermediate Government/Corporate Bond Index:
Comparing a $10,000 Investment.

Average Annual
Total Returns
---------------
With Sales Load
7.6% Since Inception
7.0% for 5 Years
9.5% for 1 Year
                                           Class A
                                           (GRAPH)
Without Sales Load
8.1% Since Inception
7.7% for 5 Years
13.1% for 1 Year


Average Annual
Total Returns
---------------
With Sales Load
5.2% Since Inception
9.4% for 1 Year
                                           Class B
                                           (GRAPH)
Without Sales Load
5.5% Since Inception
12.4% for 1 Year

Average Annual
Total Returns
---------------
With Sales Load
8.1% Since Inception
11.4% for 1 Year
                                           Class C
                                           (GRAPH)
Without Sales Load
8.1% Since Inception
12.4% for 1 Year

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations.
They compare a $10,000 investment in the Prudential Structured Maturity Fund (Class A, Class B and Class C) with a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1989 for Class A shares, in 1992 for Class B shares and in 1994 for Class
C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December
31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately five years after purchase. This conversion feature is not reflected in the graph.

The Intermediate Government/Corporate Index is a weighted index comprised of securities issued by the U.S. government and its agencies and securities publicly issued by corporations with one to 9.99 years remaining to maturity, rated investment grade and have $50 million or more in publicly issued debt outstanding. The Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Intermediate Government/Corporate Index is not the only index that may be used to characterize performance of bond funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free  (800) 225-1852

Internet Address:
http:\\www.prudential.com
(LOGO)

Directors
Thomas R. Anderson
Robert R. Fortune
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas A. Owens, Jr.
Richard A. Redeker
Merle T. Welshans

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743924102  MF140E
743924201  Cat. #444113B
743924300